EXHIBIT 99.1
                                                                    ------------

CONTACTS:
--------
   Karla K. Rosa                                       Joanne Taylor
   Chief Financial Officer                             Media Relations Manager
   Extended Systems                                    Extended Systems
   (208) 322-7575                                      (208) 322-7575


                EXTENDED SYSTEMS ANNOUNCES FOURTH QUARTER RESULTS

   COMPANY REPORTS 44 PERCENT YEAR-OVER-YEAR GROWTH IN FOURTH QUARTER REVENUE
                          AND PROFIT OF $0.01 PER SHARE

BOISE, IDAHO (July 28, 2003)--Extended Systems Inc. (NASDAQ:XTND), a leading provider of mobile information management (MIM) solutions for the enterprise, today reported net revenue of $7.4 million from continuing operations for the fourth quarter of fiscal 2003 that ended June 30, 2003. This compares to net revenue of $7.4 million recorded in the third quarter of fiscal 2003 and $5.1 million recorded in the fourth quarter of fiscal 2002 and amounts to year-over-year growth of 44 percent.

The company reported net income of $118,000, or $0.01 per share, compared to a net loss of $648,000, or $.05 per share reported in the third quarter of fiscal 2003. The company reported a net loss of $2.2 million, or $0.19 per share in the fourth quarter of fiscal 2002. The fourth quarter fiscal 2003 profit was due to an increase in net revenue, coupled with reduced operating expenses, and foreign currency translation gains in Canada and Europe. Cash and cash equivalents were $3.5 million as of June 30, 2003, compared to $3.7 million at March 31, 2003. During the quarter the company paid off short-term borrowings of $290,000 drawn on its line-of-credit in the third quarter of fiscal 2003. Excluding this repayment, the company increased its cash balance during the fourth quarter.

The company's 44 percent year-over-year revenue growth and enterprise customer wins this quarter, including Martha Stewart Living, Mercedes-Benz and Johnson & Johnson, are additional indications of the company's leadership position in the mobile solutions arena. In a report released this month by IDC research, WORLDWIDE MOBILE MIDDLEWARE COMPETITIVE ANALYSIS, 2003: FORECAST FOR 2003-2007, Extended Systems was ranked in the top four among enterprise-centric, mobile middleware market share leaders, beating out competitors such as IBM, Synchrologic and Pumatech.

"The trend of moving beyond mobile email and PIM to the mobilization of strategic enterprise applications such as CRM and ERP is growing at a very rapid rate," said Extended Systems President and CEO Steve Simpson. "As more and more companies look to mobilize their work forces, they are relying on Extended Systems for its mobile expertise to help maximize the value and financial benefits that can be realized through mobile technology."

Simpson said that during the fourth quarter of fiscal 2003, Extended Systems continued to see its business stretch across vertical markets with new customers in utility, home health care and retail merchandising industries.

Extended Systems' gross margin for continuing operations for the fourth quarter of fiscal 2003 was 84 percent, as compared to 85 percent in the third quarter of fiscal 2003 and 86 percent in the fourth quarter of fiscal 2002.

PUMATECH LITIGATION UPDATE
--------------------------

The company has petitioned to have three of Pumatech's patents reexamined by the Patent Office based on prior art that was located by Extended Systems that was not considered when the Patent Office originally issued these patents. These three Pumatech patents are US 5,392,390; US 6,212,529; and US 6,141,664. The Patent Office has found a "substantial new question of patentability" (which is the standard the Patent Office uses to decide whether to reexamine a patent) in all three cases, and all three patents are currently undergoing reexamination. One of the patents (the '390 patent) has received an "Office Action" by the examiner, and the examiner has rejected all Pumatech claims in the `390 patent over the prior art. The company is awaiting further action by the Patent Office on the other two patents. Because the claims of these three patents may be narrowed or cancelled during the reexaminations (the claims cannot by statute be made broader), Extended Systems has filed a motion asking the Court to stay any further litigation proceedings on these three patents until the Patent Office has completed its reexaminations. The Court has not yet ruled on the request to stay.

The claims construction, or "Markman" hearing for the case was held in early July. No ruling has been issued by the court to date. The trial is currently scheduled for April 2004.

FISCAL YEAR 2003 RESULTS
------------------------

In the year ended June 30, 2003, Extended Systems reported net revenue from continuing operations of $ 27.5 million, compared to $22.3 million in the year ended June 30, 2002. The company saw its gross margin from continuing operations decline to 84 percent in fiscal 2003, compared to 89 percent in fiscal 2002, due to an increase in lower margin professional services revenue resulting from the addition of a dedicated professional services team in the first quarter of fiscal 2003. The net loss for fiscal 2003 was $3.8 million, or $0.28 per share, a significant improvement over the net loss of $7.2 million, or $.65 per share, for fiscal 2002.

Extended Systems will hold a conference call today at 5 p.m. Eastern Time to discuss its quarterly financial results, business highlights and outlook. At this time, management may answer questions concerning business and financial developments and trends, management's view on revenue and earnings forecasts and other business and financial matters affecting Extended Systems.

A simultaneous live Web cast and replay of the call will be available over the Internet at www.vcall.com. Replays of the call will also be available by telephone for five days following the call at (877) 660-6853 or (201) 612-7415. The account number to access the telephone replay is 1628 and the conference identification number is 72561.

ABOUT EXTENDED SYSTEMS
----------------------

Extended Systems provides the expertise, strategy and solutions to help enterprise organizations streamline their business processes through mobile technology. The company's mobile solutions suite enables companies to mobilize critical enterprise applications such as e-mail, field service, sales force automation (SFA), enterprise resource planning (ERP), and customer relationship management (CRM). Extended Systems has more than 3,000 enterprise customers worldwide and key alliance relationships with Ericsson, HP, Handspring, IBM, Microsoft, Motorola, Nokia, Palm, RIM, Sharp, Siemens and Toshiba.

Founded in 1984, Extended Systems has offices and subsidiaries in the United States and worldwide. For more information, call 1-800-235-7576 or visit the company Web site.

                                       ###

This press release contains forward-looking statements, including statements relating to the company's position as a leading provider of mobile information management solutions for the enterprise, enterprise customer wins and new customers from vertical markets, the ability of Extended Systems to help customers maximize the value and financial benefits that can be realized through mobile technology, the ongoing success of Extended Systems' relationships with Martha Stewart Living, Mercedes-Benz, and Johnson & Johnson and the litigation with Pumatech. These statements are subject to risks and uncertainties. These risks and uncertainties include the success of the relationships between Extended Systems and Martha Stewart Living, Mercedes-Benz, and Johnson & Johnson and other key business relationships, overall economic conditions and the level of information technology spending by existing and potential customers, the timing of purchases by significant customers, the perceived and realized benefits of mobile devices, the acceptance of specific industry-wide standards and protocols, the timely development and acceptance of new products and technologies, the risks associated with development of new products and product enhancements, the impact of competitive products and pricing, continued growth in the markets for our products, the risks associated with acquisitions, the risks associated with litigation, the risks associated with international sales and operations and other risks as detailed from time-to-time in the company's SEC filings, including its 2002 Annual Report on Form 10-K filed on September 23, 2002 and 2003 Quarterly Reports on Form 10-Q filed on November 14, 2002, February 14, 2003, and May 15, 2003.

EXTENDED SYSTEMS INCORPORATED

CONSOLIDATED STATEMENT OF OPERATIONS DATA
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                            THREE MONTHS ENDED JUNE 30,         YEAR ENDED JUNE 30,
                                                            --------------------------      --------------------------
                                                               2003            2002            2003            2002
                                                            ----------      ----------      ----------      ----------
Revenue:
    License fees and royalties ........................     $    5,721      $    4,389      $   21,733      $   19,176
    Services and other ................................          1,660             727           5,801           3,099
                                                            ----------      ----------      ----------      ----------
         Total net revenue ............................     $    7,381      $    5,116      $   27,534      $   22,275

Cost of revenue:
    License fees and royalties ........................            292             350           1,146           1,346
    Services and other ................................            874             341           3,185           1,207
                                                            ----------      ----------      ----------      ----------
         Total cost of revenue ........................          1,166             691           4,331           2,553
                                                            ----------      ----------      ----------      ----------
              Gross profit ............................          6,215           4,425          23,203          19,722

Operating expenses:
    Research and development ..........................          1,615           2,080           7,173          10,030
    Acquired in-process R&D ...........................             --              --             430              --
    Marketing and sales ...............................          3,721           3,175          14,482          13,489
    General and administrative ........................          1,142           1,108           4,889           4,381
    Amortization of goodwill ..........................             --             231              --             925
    Restructuring charges .............................            100             213             597             213
                                                            ----------      ----------      ----------      ----------
         Total operating expenses .....................          6,578           6,807          27,571          29,038
                                                            ----------      ----------      ----------      ----------
         Loss from operations .........................           (363)         (2,382)         (4,368)         (9,316)
Other expense (income), net ...........................           (315)             54            (257)              4
Interest expense ......................................             43              26             307              70
                                                            ----------      ----------      ----------      ----------
         Loss before income taxes .....................            (91)         (2,462)         (4,418)         (9,390)
Income tax benefit ....................................            (67)           (511)           (200)         (2,257)
                                                            ----------      ----------      ----------      ----------
         Loss from continuing operations ..............            (24)         (1,951)         (4,218)         (7,133)

Discontinued operations, net of tax:
    Net income (loss) from discontinued operations ....            142            (209)            458             (57)
                                                            ----------      ----------      ----------      ----------
         Net income (loss) ............................     $      118      $   (2,160)     $   (3,760)     $   (7,190)
                                                            ==========      ==========      ==========      ==========

Loss per share from continuing operations:
    Basic .............................................     $     0.00      $    (0.17)     $    (0.31)     $    (0.64)
    Diluted ...........................................     $     0.00      $    (0.17)     $    (0.31)     $    (0.64)

Earnings (loss) per share from discontinued operations:
    Basic .............................................     $     0.01      $    (0.02)     $     0.03      $    (0.01)
    Diluted ...........................................     $     0.01      $    (0.02)     $     0.03      $    (0.01)

Earnings (loss) per share:
    Basic .............................................     $     0.01      $    (0.19)     $    (0.28)     $    (0.65)
    Diluted ...........................................     $     0.01      $    (0.19)     $    (0.28)     $    (0.65)

Number of shares used in per share calculations:
    Basic .............................................         13,842          11,152          13,376          11,048
    Diluted ...........................................         14,150          11,152          13,376          11,048

EXTENDED SYSTEMS INCORPORATED

CONSOLIDATED BALANCE SHEET DATA
(IN THOUSANDS, EXCEPT PAR VALUE PER SHARE AMOUNTS)


                                                         JUNE 30,        JUNE 30,
                                                           2003            2002
                                                        ----------      ----------
ASSETS
------
Current:
    Cash and cash equivalents .....................     $    3,502      $    5,439
    Receivables, net ..............................          5,644           4,284
    Prepaids and other ............................            966           1,719
                                                        ----------      ----------
         Total current assets .....................         10,112          11,442

Property and equipment, net .......................          5,293           5,786
Goodwill ..........................................         12,489           1,941
Intangibles, net ..................................          1,197           1,202
                                                        ----------      ----------
         Total assets .............................     $   29,091      $   20,371
                                                        ==========      ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current:
    Accounts payable ..............................     $    2,314      $    2,377
    Accrued expenses ..............................          2,888           2,739
    Deferred revenue ..............................          2,961           2,167
    Accrued restructuring .........................            722              --
    Short-term debt ...............................              0              --
    Current portion of long-term debt .............            434              --
    Capital leases ................................             22              --
                                                        ----------      ----------
         Total current liabilities ................          9,341           7,283
                                                        ----------      ----------

Non-Current:
    Long-term debt ................................            325              --
    Capital leases ................................             42              --
    Other long-term liabilities ...................            127              --
                                                        ----------      ----------
         Total non-current liabilities ............            494              --
                                                        ----------      ----------
         Total liabilities ........................     $    9,835      $    7,283


Stockholders' equity:
    Preferred Stock; $0.001 par value per share,
       5,000 shares authorized; no shares issued
       or outstanding .............................             --              --
    Common stock; $0.001 par value per share,
       75,000 shares authorized; 13,977 and 11,208
       shares issued and outstanding ..............             14              11
    Additional paid-in capital ....................         44,481          34,053
    Accumulated deficit ...........................        (23,883)        (20,124)
    Accumulated other comprehensive loss ..........         (1,356)           (852)
                                                        ----------      ----------
         Total stockholders' equity ...............         19,256          13,088
                                                        ----------      ----------
         Total liabilities and stockholders' equity     $   29,091      $   20,371
                                                        ==========      ==========